                                                                   Exhibit 10.12


                       Paramount Capital Investments, LLC
                             Paramount Capital, Inc.
                    Paramount Capital Asset Management, Inc.
                         787 Seventh Avenue, 48th Floor
                            New York, New York 10019


                                                               December 31, 2001



Innovative Drug Delivery Systems, Inc.
787 Seventh Avenue, 48th Floor
New York, New York 10019
Attention: Leonard Firestone, Chief Executive Officer

          RE: SERVICES AGREEMENT
          ----------------------

Dear Dr. Firestone:


         Beginning on February 23, 1998, some or all of Paramount Capital Investments, LLC, Paramount Capital, Inc., Paramount Capital Asset Management, Inc. and all of their affiliates (collectively, "Paramount") have provided Innovative Drug Delivery Systems, Inc. ("IDDS") with certain services including the use of office space, use of computers, industry expertise, financial support and administrative and legal assistance (the "Services"). This letter memorializes our recent discussions and will set forth certain agreements between Paramount and IDDS with respect to the provision of such Services in the past, and the continuation of the provision of such Services in the future. Accordingly, in consideration of One Thousand Dollars ($1000.00) paid by IDDS to Paramount, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, IDDS and Paramount hereby agree as follows:

         Paramount has provided the Services to IDDS since the date set forth above without any expectation of monetary consideration;

         Paramount will continue to provide the Services to IDDS without any expectation of monetary consideration through the end of the third quarter of 2002; and

         Paramount hereby waives any claims of repayment or reimbursement from IDDS for any costs or expenses for or associated with the Services heretofore provided, and Services that will be provided through the end of the third quarter of 2002.

         This letter shall supercede all other agreements regarding the subject matter herein. Please acknowledge your agreement by executing and delivering to us the enclosed copy of this letter at your earliest convenience.



                [REMAINDER OF THIS PAGE LEFT INTENTIONALLY BLANK]

                                               Very truly yours,



                                 PARAMOUNT CAPITAL INVESTMENTS, LLC

                                 PARAMOUNT CAPITAL, INC.

                                 PARAMOUNT CAPITAL ASSET MANAGEMENT, INC.



                                 By:    /s/ Lindsay A. Rosenwald, MD
                                        ----------------------------------
                                 Name:  Lindsay A. Rosenwald, MD
                                        ----------------------------------
                                 Title: Chairman of the Above Entities
                                        ----------------------------------
                                             Dec. 31, 2001


INNOVATIVE DRUG DELIVERY SYSTEMS, INC.

By:    /s/ Leonard Firestone
       ----------------------------------
Name:  Leonard Firestone
       ----------------------------------
Title: Chief Executive Officer
       ----------------------------------



                     * SIGNATURE PAGE TO SERVICES AGREEMENT



                                       2